                                                                EXHIBIT 10.14(a)



                            NUVEEN FLOATING RATE FUND

                   RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

This Agreement made this 2nd day of June, 2001 by and between Nuveen Floating Rate Fund, a Massachusetts business trust (the "Fund"), and Nuveen Senior Loan Asset Management Inc., a Delaware corporation (the "Adviser");

WHEREAS, the parties hereto are the contracting parties under that certain Investment Management Agreement (the "Agreement") pursuant to which the Adviser furnishes investment management and other services to the Fund; and

WHEREAS, the Agreement terminates August 1, 2001 unless continued in the manner required by the Investment Company Act of 1940; and

WHEREAS, the Board of Trustees, at a meeting called for the purpose of reviewing the Agreement, have approved the Agreement and its continuance until August 1, 2002 in the manner required by the Investment Company Act of 1940.

NOW THEREFORE, in consideration of the mutual covenants contained in the Agreement the parties hereto do hereby continue the Agreement in effect until August 1, 2002 and ratify and confirm the Agreement in all respects.

                                            NUVEEN FLOATING RATE FUND


                                            By:
                                               ---------------------------------
                                                        Vice President
ATTEST:


------------------------------------
        Assistant Secretary

                                            NUVEEN SENIOR LOAN
                                            ASSET MANAGEMENT INC.


                                            By:
                                               ---------------------------------
                                                        Vice President
ATTEST:


------------------------------------
        Assistant Secretary

                                                                EXHIBIT 10.14(a)



                            NUVEEN SENIOR INCOME FUND

                   RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

This Agreement made this 2nd day of June, 2001 by and between Nuveen Senior Income Fund, a Massachusetts business trust (the "Fund"), and Nuveen Senior Loan Asset Management Inc., a Delaware corporation (the "Adviser");

WHEREAS, the parties hereto are the contracting parties under that certain Investment Management Agreement (the "Agreement") pursuant to which the Adviser furnishes investment management and other services to the Fund; and

WHEREAS, the Agreement terminates August 1, 2001 unless continued in the manner required by the Investment Company Act of 1940; and

WHEREAS, the Board of Trustees, at a meeting called for the purpose of reviewing the Agreement, have approved the Agreement and its continuance until August 1, 2002 in the manner required by the Investment Company Act of 1940.

NOW THEREFORE, in consideration of the mutual covenants contained in the Agreement the parties hereto do hereby continue the Agreement in effect until August 1, 2002 and ratify and confirm the Agreement in all respects.

                                            NUVEEN SENIOR INCOME FUND


                                            By:
                                               ---------------------------------
                                                        Vice President
ATTEST:


------------------------------------
        Assistant Secretary

                                            NUVEEN SENIOR LOAN
                                            ASSET MANAGEMENT INC.


                                            By:
                                               ---------------------------------
                                                        Vice President
ATTEST:


------------------------------------
        Assistant Secretary